                                     PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

    Attached hereto and made a part hereof is a the Prospectus dated
May 1, 2000.

                                                                     Rule 497(c)
                                                                File No. 2-95002
                                                                       811-04184


                                                                      PROSPECTUS
                                                                     MAY 1, 2000

                                   COMPASS I

    Sun Life Insurance and Annuity Company of New York ("we" or the "Company") and Sun Life (N.Y.) Variable Account A (the "Variable Account") offer the individual flexible payment deferred annuity contracts (the "Contracts") described in this Prospectus. The Contracts are designed for use in connection with retirement plans that meet the requirements of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code.

    Contract Owners may choose among 11 variable investment options and a fixed account option. The variable options are sub-accounts in the Variable Account, each of which invests in shares in one of the following mutual funds (the "Funds") advised by our affiliate, Massachusetts Financial Services Company:

MFS Money Market Fund                   Massachusetts Investors Trust
MFS Government Money Market Fund        MFS Research Fund
MFS Global Governments Fund             Massachusetts Investors Growth Stock Fund
MFS Bond Fund                           MFS Growth Opportunities Fund
MFS High Income Fund                    MFS Emerging Growth Fund
MFS Total Return Fund

The fixed account option pays interest at a guaranteed fixed rate.

    THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.

    We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the "SEC"). The table of contents for the SAI is on page 20 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Service Address") or by telephoning (800) 447-7569. In addition, the SEC maintains a website (HTTP:// WWW.SEC.GOV) that contains the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

    THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

    SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    P.O. BOX 9141
    BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS

                                                                            PAGE
Definitions                                                                   2
Synopsis                                                                      3
Expense Summary                                                               4
Condensed Financial Information--Accumulation Unit Values                     6
Financial Statements                                                          7
A Word About the Company, the Variable Account and the Funds                  7
Purchase Payments and Contract Values During Accumulation Phase               9
Cash Withdrawals                                                             11
Death Benefit                                                                12
Contract Charges                                                             13
Annuity Provisions                                                           15
Other Contract Provisions                                                    17
Tax Considerations                                                           18
Distribution of the Contracts                                                19
Legal Proceedings                                                            20
Owner Inquiries                                                              20
Table of Contents for Statement of Additional Information                    20

                                  DEFINITIONS

    The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled the following list of terms used in this Prospectus. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Phase: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when the Owner surrenders the Contract.

Accumulation Unit: A unit of measure we use in the calculation of the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use in the calculation of the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Insurance and Annuity Company of New York (also referred to in this Prospectus as "we").

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to separate accounts of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner must be the trustee or custodian of a retirement plan that meets the requirements of
Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code.

Payee: The recipient of payments under the Contract. The term may include an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

Purchase Payment (Payment): An amount the Owner pays to us, or that is paid to us on the Owner's behalf, as consideration for the benefits provided by the Contract.

Sub-Account: That portion of the Variable Account that invests in shares of a specific Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

We: Sun Life Insurance and Annuity Company of New York.

                                    SYNOPSIS

    We allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account option or both, as the Owner selects. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 9). During the Accumulation Phase, the Owner may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page 11).

    We do not deduct a sales charge from Purchase Payments; however, if the Owner makes a cash withdrawal, we will, with certain exceptions, deduct a 5% withdrawal charge. The Owner may withdraw a portion of the Accumulation Account each year before we assess the withdrawal charge and after we have held a Purchase Payment for five years the Owner may withdraw it without charge. We do not assess a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 11 and 14, respectively).

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under the annuity option elected (see "Death Benefit" on page 12).

    We deduct a contract maintenance charge of $30 on each Contract Anniversary and on a surrender of the Contract for full value. After the Annuity Commencement Date, we deduct this charge pro rata from each annuity payment we make during the year. (See "Contract Maintenance Charge" on page 13.)

    We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of the Variable Account (see "Mortality and Expense Risk Charge" on page 13).

    We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 14).

    Annuity payments will begin on the Annuity Commencement Date. The Owner selects the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 15).

    If the Owner is not satisfied with the Contract, the Owner may return it to us at our Service Address within ten days after we deliver the Contract to the Owner. When we receive the returned Contract we will cancel it and refund the full amount of any Purchase Payment(s) we have received.

    ANY PERSON CONTEMPLATING THE PURCHASE OF A CONTRACT SHOULD CONSULT A QUALIFIED TAX ADVISER.

                                EXPENSE SUMMARY

    The purpose of the following table is to help you to understand the costs and expenses that are borne, directly and indirectly, by Contract Owners. The table reflects expenses of the Variable Account as well as of the Funds. We have restated the expense information for certain Funds to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

 CONTRACT OWNER TRANSACTION
 EXPENSES                     MMM    MMG    MGG      MFB      MFH       MTR    MIT    MFR    MIG    MGO         MEG
 --------                     ---    ---    ---      ---      ---       ---    ---    ---    ---    ---         ---
 Sales Load Imposed on
   Purchases..............      0      0      0        0         0        0      0      0      0      0           0
   Deferred Sales Load (as
     a percentage of
     Purchase Payments
     withdrawn)(1)
   Years Payment in Account
     0-5..................      5%     5%     5%       5%        5%       5%     5%     5%     5%     5%          5%
     More than 5..........      0%     0%     0%       0%        0%       0%     0%     0%     0%     0%          0%
 Exchange Fee.............      0      0      0        0         0        0      0      0      0      0           0
 ANNUAL CONTRACT FEE
 -------------------------                 -------------------- $30 per Contract --------------------
 SEPARATE ACCOUNT ANNUAL
   EXPENSES
 -------------------------
 (as a percentage of average separate account
   assets)
 Mortality and Expense Risk
   Fees...................   1.30%  1.30%  1.30%    1.30%     1.30%    1.30%  1.30%  1.30%  1.30%  1.30%       1.30%
 Other Account Fees and
   Expenses...............   0.00%  0.00%  0.00%    0.00%     0.00%    0.00%  0.00%  0.00%  0.00%  0.00%       0.00%
 Total Separate Account
   Annual Expenses........   1.30%  1.30%  1.30%    1.30%     1.30%    1.30%  1.30%  1.30%  1.30%  1.30%       1.30%
 FUND ANNUAL EXPENSES
 -------------------------
 (as a percentage of Fund average net assets)
 Management Fees..........   0.45%  0.50%  0.75%    0.38%     0.45%    0.35%  0.33%  0.43%  0.33%  0.42%       0.68%
 Rule 12b-1 Fees(2).......     --     --   0.25%(3) 0.30%(5)  0.30%(5) 0.35%  0.35%  0.35%  0.35%  0.19%(3)(4) 0.25%(3)
 Other Expenses(6)........   0.24%  0.28%  0.34%    0.24%     0.23%    0.19%  0.20%  0.20%  0.19%  0.19%       0.20%
 Total Fund Annual
   Expenses...............   0.69%  0.78%  1.34%    0.92%     0.98%    0.89%  0.88%  0.98%  0.87%  0.80%       1.13%

------------------------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after we have held a Purchase Payment for five years it may be withdrawn free of any withdrawal charge.

(2) Each of the Funds except MMM and MMG has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, which provides that the Fund will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. See "Information Concerning Shares of the Fund -- Distribution Plan" in the Fund's Prospectus.

(3) Payment of the 0.10% per annum Class A distribution fee will be imposed on such date as the Trustees of the Fund may determine.

(4) The 0.35% per annum distribution/service fee is reduced to 0.25% for shares purchased prior to March 1, 1991.

(5) 0.05% of the Class A distribution fee is currently being paid by the Fund. Payment of the remaining portion of the Class A distribution fee will become payable upon such date as the Trustees of the Fund may determine.

(6) Each of the Funds has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Annual Expenses" would be as follows: MMM, 0.67%; MMG, 074%; MGG 1.31%; MFB, 0.90%; MFH, 0.96%; MTR, 0.87%; MIT, 0.87%; MFR, 0.97%; MIG, 0.77%; and MEG,
    1.12%.

                                    EXAMPLES

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return on assets:

                                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                              ------  -------  -------  --------
MMM.........................................................   $ 66    $110     $157      $242
MMG.........................................................   $ 67    $113     $162      $251
MGG.........................................................   $ 73    $130     $190      $307
MFB.........................................................   $ 69    $117     $169      $266
MFH.........................................................   $ 69    $119     $172      $272
MTR.........................................................   $ 68    $117     $168      $263
MIT.........................................................   $ 68    $116     $167      $262
MFR.........................................................   $ 69    $119     $172      $272
MIG.........................................................   $ 68    $116     $167      $261
MGO.........................................................   $ 67    $114     $163      $253
MEG.........................................................   $ 71    $124     $180      $287

    If you do not surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000 and a 5% annual return on assets:

                                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                              ------  -------  -------  --------
MMM.........................................................   $ 21    $ 65     $112      $242
MMG.........................................................   $ 22    $ 68     $117      $251
MGG.........................................................   $ 28    $ 85     $145      $307
MFB.........................................................   $ 24    $ 72     $124      $266
MFH.........................................................   $ 24    $ 74     $127      $272
MTR.........................................................   $ 23    $ 72     $123      $263
MIT.........................................................   $ 23    $ 71     $122      $262
MFR.........................................................   $ 24    $ 74     $127      $272
MIG.........................................................   $ 23    $ 71     $122      $261
MGO.........................................................   $ 22    $ 69     $118      $258
MEG.........................................................   $ 26    $ 79     $135      $287

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.

                                                                    YEAR ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------------
                                1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
                                ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
MIT
  Unit Value:
    Beginning of period       $17.9399  $17.7020  $22.3383  $23.6826  $25.7230  $25.1346  $34.5590  $42.9716  $55.8438  $ 67.7826
    End of period             $17.7020  $22.3383  $28.6826  $25.7230  $25.1346  $34.5590  $42.9716  $55.8438  $67.7826  $ 71.5754
  Units outstanding at end
    of period                   23,308    22,137    21,171    23,251    25,279    25,203    24,506    24,219    23,908     19,051
MIG
  Unit Value:
    Beginning of period       $15.9079  $14.9744  $21.8361  $22.9454  $25.9289  $23.8756  $30.2725  $36.6834  $53.6803  $ 74.1777
    End of period             $14.9744  $21.8361  $22.9454  $25.9289  $23.8756  $30.2725  $36.6834  $53.6803  $74.1777  $101.6219
  Units outstanding at end
    of period                   14,928    18,959    21,778    20,003    19,021    12,814     13.06    13,024    16,336     11,126
MTR
  Unit Value:
    Beginning of period       $17.9608  $17.3225  $20.8151  $22.6179  $25.7135  $24.7000  $30.9611  $35.0672  $41.7612  $ 46.1511
    End of period             $17.3225  $20.8151  $22.6179  $25.7135  $24.7000  $30.9611  $35.0672  $41.7612  $46.1511  $ 46.5944
  Units outstanding at end
    of period                  105,351   122,995   105,130   100,003    95,322    77,949    72,563    67,638    51,043     42,572
MGO
  Unit Value:
    Beginning of period       $15.3740  $14.5083  $17.5663  $18.6739  $21.3516  $20.2091  $26.8309  $32.2614  $39.2762  $ 50.0882
    End of period             $14.5083  $17.5663  $18.6739  $21.3516  $20.2091  $26.8309  $32.2614  $39.2762  $50.0882  $ 65.6784
  Units outstanding at end
    of period                   23,091     7,814     7,596    20,275     6,457     7,521     6,814     6,582     6,850      3,458
MFR
  Unit Value:
    Beginning of period       $13.9068  $12.9030  $16.9193  $18.5632  $22.3111  $22.0234  $30.1208  $37.0227  $44.0450  $ 53.4381
    End of period             $12.9030  $16.9193  $18.5632  $22.3111  $22.0234  $30.1208  $37.0227  $44.0450  $53.4381  $ 65.3200
  Units outstanding at end
    of period                    2,302     3,637     3,541     3,440     5,906     6,052     7,287     9,945     9,981      5,909
MFB
  Unit Value:
    Beginning of period       $14.2070  $14.9228  $17.5506  $18.4205  $20.7162  $19.4313  $23.2931  $23.8984  $26.0312  $ 26.8571
    End of period             $14.9228  $17.5506  $18.4205  $20.7162  $19.4313  $23.2931  $23.8984  $26.0312  $26.8571  $ 25.9887
  Units outstanding at end
    of period                   52,660    49,168    59,308    59,624    47,921    43,111    45,293    25,870    21,362     19,507
MCM
  Unit Value:
    Beginning of period       $12.5003  $13.2940  $13.8510  $14.0872  $14.2395  $14.5535  $15.1238  $15.6386  $16.1968  $ 16.7827
    End of period             $13.2940  $13.8510  $14.0872  $14.2395  $14.5535  $15.1238  $15.6386  $16.1968  $16.7827  $ 17.3427
  Units outstanding at end
    of period                  113,082    80,068    26,714    21,912    38,136    28,742    21,921    17,324    14,005     18,016
MCG
  Unit Value:
    Beginning of period       $12.4222  $13.1982  $13.7487  $13.9727  $14.0931  $14.3669  $14.9190  $15.4092  $15.9182  $ 16.4692
    End of period             $13.1982  $13.7487  $13.9727  $14.0931  $14.3669  $14.9190  $15.4092  $15.9182  $16.4692  $ 16.9721
  Units outstanding at end
    of period                    6,250    10,342     7,125     5,435     5,367     5,691     6,013     4,440     1,795      1,772
MFH
  Unit Value:
    Beginning of period       $12.2288  $ 9.8993  $14.7896  $17.0996  $20.1025  $19.3115  $22.3502  $24.8670  $27.8588  $ 29.7674
    End of period             $ 9.8993  $14.7896  $17.0996  $20.1025  $19.3115  $22.3502  $24.8670  $27.8588  $27.7674  $ 29.3372
  Units outstanding at end
    of period                   31,130    26,858    27,382    22,861    22,721    18,087    16,765    13,294     9,605      6,600
MGG
  Unit Value:
    Beginning of period       $17.8619  $20.7841  $23.3014  $23.3104  $27.2305  $25.1262  $28.6388  $29.7910  $29.5139  $ 30.3299
    End of period             $20.7841  $28.3014  $23.3104  $27.2305  $25.1262  $28.6388  $29.7910  $29.5139  $30.3299  $ 28.9030
  Units outstanding at end
    of period                   11,639    17,538    24,774    28,203    25,643    17,846    15,694    12,546     6,258      3,806
MEG
  Unit Value:
    Beginning of period       $15.7599  $13.7736  $23.1493  $24.5860  $30.7913  $31.8775  $44.4187  $50.3336  $59.9380  $ 73.6526
    End of period             $13.7736  $23.1493  $24.5860  $30.7913  $31.8775  $44.4187  $50.3336  $59.9380  $73.6526  $109.1210
  Units outstanding at end
    of period                   14,879     9,376    13,562    17,136    18,402    19,750    19,504    16,548    14,523      9,211

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

          A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

THE COMPANY

    Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

    We are a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a stock life insurance company incorporated in Delaware and having its Executive Office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life of Canada (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on
March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account of the Company on December 3, 1984, pursuant to a resolution of our Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the Funds described below.

THE FUNDS

    All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and any applicable taxes, in effect, by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

    A summary of the investment objectives of each Fund is contained in the description below. More detailed information may be found in the current prospectuses of the Funds and their Statements of Additional Information. A prospectus for each Fund must accompany this Prospectus and should be read together with this Prospectus.

MFS-REGISTERED TRADEMARK- MONEY MARKET FUND ("MCM")

    MMM seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. MMM is a money market fund, meaning it tries to maintain a share price of $1.00, while paying income to its shareholders. MMM invests in money market instruments, which are short-term notes or other fixed debt securities issued by banks or other corporations or the U.S. Government or other governmental entities. Money market instruments purchased by MMM have maturities of 13 months or less and the average remaining maturity of the securities cannot be greater than 90 days.

MFS-REGISTERED TRADEMARK- GOVERNMENT MONEY MARKET FUND ("MCG")

    MMG seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. MMG is a money market fund, meaning it tries to maintain a share price of $1.00, while paying income to its shareholders. MMG invests its total assets in U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities, including repurchase agreements collateralized by U.S. Government securities. U.S. Government securities purchased by MMG must have maturities of 13 months or less and the average remaining maturity of the securities cannot be greater than 90 days.

MFS-REGISTERED TRADEMARK- GLOBAL GOVERNMENTS FUND ("MGG")

    MWG (formerly MFS-Registered Trademark- World Governments Fund) will seek income and capital appreciation. MWG invests, under normal conditions, at least 65% of its total assets in U.S. Government securities and foreign government securities (including emerging market securities). MWG may also invest in corporate bonds, including investment grade bonds, lower rated bonds (commonly known as junk bonds), crossover bonds and mortgage-backed and asset-backed securities.

MFS-REGISTERED TRADEMARK- BOND FUND ("MFB")

    MFB will primarily seek to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. MFB invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities and mortgage-backed and asset-backed securities.

MFS-REGISTERED TRADEMARK- HIGH INCOME FUND ("MFH")

    MFH will seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. MFH invests, under normal market conditions, at least 80% of its total assets in high income fixed income securities. While MFH may invest in fixed income securities with any credit rating, the securities offering the high current income sought by MFH generally have speculative characteristics or are lower rated bonds (commonly known as junk bonds).

MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND ("MTR")

    MTR's main objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. MTR is a "balanced fund" and invests in a combination of equity and fixed income securities. Under normal market conditions, MTR invests: (i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities, and (ii) at least 24% of its net assets in non-convertible fixed income securities.

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MASSACHUSETTS INVESTORS TRUST ("MIT")

    MIT will seek reasonable current income and long-term growth of capital and income. MIT invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. While it may invest in companies of any size, MIT generally focuses on companies with larger market capitalizations that its investment adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. MIT will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS-REGISTERED TRADEMARK- RESEARCH FUND ("MFR")

    MFR will seek long-term growth of capital and future income. MFR invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFR focuses on companies that its investment adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND ("MIG")

    MIG will seek long-term growth of capital and future income rather than current income. MIG invests its assets, except for working cash balances, in the common stocks, and securities convertible into common stocks, of companies which MIG's investment adviser believes offer better-than-average prospects for long-term growth.

MFS-REGISTERED TRADEMARK- GROWTH OPPORTUNITIES FUND ("MGO")

    MGO will seek growth of capital. MGO invests, under normal market conditions, at least 65% of its total assets in common stock and equity related securities, such as preferred stock, convertible securities and depositary receipts, of companies which MGO's investment adviser believes possess above-average growth opportunities. MGO also invests in fixed income securities when relative values or other economic conditions make these securities attractive.

MFS-REGISTERED TRADEMARK- EMERGING GROWTH FUND ("MEG")

    MEG will seek long-term growth of capital. MEG invests in common stocks and related securities (such as preferred stock, convertible securities and depositary receipts) of emerging growth companies. Emerging growth companies are companies that MEG's adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

        PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PHASE

PURCHASE PAYMENTS

    All Purchase Payments are to be paid to us at our Service Address. Purchase Payments may be made annually, semi-annually, quarterly, monthly or on any other frequency acceptable to us. Unless the Owner has surrendered the Contract, Purchase Payments may be made at any time during the life of the Annuitant and before the Annuity Commencement Date.

    The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of a Contract's Accumulation Account exceeds $1,000,000 or if the Purchase Payment would cause the value of a Contract's Accumulation Account to exceed $1,000,000.

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    Completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to the Owner and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days of our receipt of a completed application. If an application is incomplete, we may retain the Purchase Payment for up to five business days while we attempt to complete the application. If we cannot complete the application within five business days, we will inform the applicant of the reasons for the delay and return the Purchase Payment immediately, unless the applicant specifically consents to our retaining the Purchase Payment until the application is made complete. Once the application is completed, we will credit the Purchase Payment within two business days. We will apply all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

    We will establish an Accumulation Account for each Contract. The Contract's Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to the Contract's Accumulation Account.

    We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account, in accordance with the allocation factors that the Owner specifies in the application or as subsequently changed (see Appendix A to the Statement of Additional Information for a description of the Fixed Account). Upon receipt of a Purchase Payment, we will credit all or that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to a Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we received the Purchase Payment.

    We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for the Sub-Account for any subsequent Valuation Period by multiplying the Variable Accumulation Unit value for the immediately preceding Valuation Period by the Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending upon the investment performance of the Fund in which the Sub-Account is invested and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

    (a) is the net result of:

       (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

       (2) the per share amount of any dividend or other distribution declared by the Fund issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

       (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

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    (b) is the net asset value of a Fund share held in the Sub-Account, determined as of the end of the preceding Valuation Period; and

    (c) is the risk charge factor determined by the Company for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

TRANSFERS

    During the Accumulation Phase, the Owner may transfer all or part of the Contract's Accumulation Account Value to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units the Owner wishes to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as the Owner chooses. These transfers are subject to the following conditions:

    (1) Transfers involving Fixed Accumulation Units may be made only during the 45 day period before and the 45 day period after each Contract Anniversary;

    (2) Not more than 12 transfers may be made in any Contract Year; and

    (3) The value of Accumulation Units transferred may not be less than $1,000, unless all of the Fixed Accumulation Units or all of the Variable Accumulation Units of a particular Sub-Account credited to the Accumulation Account are being transferred.

    In addition, these transfers will be subject to such terms and conditions as each Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer.

    You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                CASH WITHDRAWALS

    At any time during the Accumulation Phase, the Owner may elect to receive a cash withdrawal payment under the Contract. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (see "Tax Considerations"). Since the Contracts will be issued only in connection with retirement plans that meet the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code, you should refer to the terms of the particular retirement plan for any limitations or restrictions on cash withdrawals.

    A withdrawal request will be effective on the date we receive it. If the Owner requests a withdrawal of more than $5,000, we may require a signature guarantee. The request must specify the amount the Owner wishes to withdraw. For a partial withdrawal, the Owner may specify the amount to be withdrawn from the Fixed Account and/or each Sub-Account to which the Contract's Accumulation Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on the allocations at the end of the Valuation Period during which we receive the withdrawal request.

    If the Owner requests a full withdrawal, we will pay the value of the Accumulation Account at the end of the Valuation Period during which we receive the request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If the Owner requests a partial withdrawal, we will pay the amount requested less any applicable withdrawal charge and we will reduce the value of the Contract's Accumulation Account by deducting the amount requested. If the Owner requests a partial withdrawal that would result in the value of the Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

    We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive the Owner's withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn only for following periods:

    - When the New York Stock Exchange is closed, except weekends and holidays or when trading on the New York Stock Exchange is restricted;

    - When it is not reasonably practical to dispose of securities held by the Funds or to determine the value of the net assets of the Funds because an emergency exists; and

    - When an SEC order permits us to defer payment for the protection of securities holders.

                                 DEATH BENEFIT

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value).

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living. Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the Beneficiary designation. If there is no designated Beneficiary living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to the Owner, or if the Owner is the Annuitant, to the estate of the Owner/Annuitant.

    During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If the Owner has not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    You should refer to the terms of the particular retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described under "Cash Withdrawals." If the death benefit is to be paid in one sum to the Owner or to the estate of the deceased Owner/Annuitant, we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant and the Beneficiary.

    If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the

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deemed effective date of the election, and we will maintain the Contract's
Accumulation Account in effect until the Annuity Commencement Date. The Owner or Beneficiary may elect an Annuity Commencement Date later than that described above, provided that such date is (a) the first day of a calendar month and
(b) not later than the first day of the first month following the 85th birthday of the Beneficiary or other Payee designated by the Owner, as the case may be, unless otherwise restricted by the particular retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of:

    (1) the value of the Contract's Accumulation Account;

    (2) the total Purchase Payments made under the Contract reduced by all withdrawals; and

    (3) the value of the Contract's Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and contract charges assessed after the fifth Contract Anniversary.

    To determine the amount of the death benefit under (1) above, we will use Accumulation Values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if the Owner has elected settlement under one or more of the annuity options; if no election by the Owner is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to the Owner or to the Owner/Annuitant's estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

    We will assess contract charges under the Contract as follows:

CONTRACT MAINTENANCE CHARGE

    We deduct an annual contract maintenance charge of $30 as partial reimbursement to us for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We will also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which the Owner has Accumulation Units at the time of such deduction.

    On the Annuity Commencement Date, we will reduce the value of the Contract's Accumulation Account by a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

    We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses. We do not expect to make a profit from the contract maintenance charge.

MORTALITY AND EXPENSE RISK CHARGE

    We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract, and the risk that administrative charges assessed under the Contract may be insufficient to cover our actual administrative expenses incurred.

    For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after the annuity payments begin at an effective annual rate of 1.30%. We may change the rate of this deduction annually but it will not exceed 1.30% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

    For the year ended December 31, 1999, mortality and expense risk charges were the only expenses of the Variable Account.

WITHDRAWAL CHARGES

    We do not deduct a sales charge from Purchase Payments. However, we will assess a withdrawal charge (contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    The Owner may withdraw a portion of the Accumulation Account value each year without imposition of any withdrawal charge, and after we have held a Purchase Payment for five years it may be withdrawn free of any withdrawal charge. In addition, we do not assess a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn that is subject to the charge. We will apply the charge as follows:

    (1) OLD PAYMENTS, NEW PAYMENTS AND "ACCUMULATED VALUE": In a given Contract Year, "New Payments" are Payments made in that Contract Year or in the previous four Contract Years; "Old Payments" are Payments made before the previous four Contract Years. The remainder of the Accumulation Account value--that is, the value of the Accumulation Account minus the total of Old Payments and New Payments--is called the "accumulated value."

    (2) ORDER OF WITHDRAWAL: When the Owner makes a full surrender or partial withdrawal, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

    (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, the Owner may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments not previously withdrawn plus (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn.

    (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the 5% withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

    Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract (see Appendix C to the Statement of Additional Information for examples of withdrawals and withdrawal charges).

PREMIUM TAXES

    We will make a deduction, when applicable, for premium taxes or similar state or local taxes. Currently, no premium taxes are applicable in the State of New York; however, if an Owner or the Payee is a resident of a state other than New York, a premium tax ranging from 0% to 3.5% may be assessed, depending on the state of residence. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE FUNDS

    The Variable Account purchases shares of the Funds at net asset value. The net asset value of these shares reflects investment management fees, Rule 12b-1 (i.e., distribution plan) fees and expenses (including, but not limited to, compensation of trustees/directors, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Funds. These fees and expenses are more fully described in the Funds' prospectuses and related statements of additional information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    We begin making annuity payments under a Contract on the Annuity Commencement Date, which the Owner selects in the Contract application. The Owner may change this date as provided in the Contract; however, the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday, unless otherwise limited or restricted by the particular retirement plan or by applicable law. In most situations, current law requires that certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age
70 1/2. In addition, the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option, as described under "Death Benefit." Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

    On the Annuity Commencement Date, we will cancel the Contract's Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period that ends immediately before the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE, EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTIONS B, D, OR E, IF ELECTED. (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining annuity payments as they become due or a single lump sum payment of their discounted value).

ANNUITY OPTIONS

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by the Owner or the Beneficiary, as provided under "Death Benefit."

    The Owner may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 Monthly Payments Certain, to have been elected.

    Any election may specify the proportion of the adjusted value of the Contract's Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain was elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time this option was elected of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least three years but not exceeding 30 years), as elected.

Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year, compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Account units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

    If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each variable annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each variable annuity payment would decrease.

                           OTHER CONTRACT PROVISIONS

OWNER

    The Owner is entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain Contract rights and privileges.

    Transfer of ownership of a Contract is governed by the laws and regulations applicable to the retirement plan for which we issue the Contract. Subject to the foregoing, a Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

VOTING OF FUND SHARES

    We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

    Owners of Contracts may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    We will determine the number of particular Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine the number of particular Fund shares as to which voting instructions may be given by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Fund share as of the same date.

SUBSTITUTED SECURITIES

    Shares of any of the Funds may not always be available for purchase by the Variable Account or we may decide that further investment in any such Fund's shares is no longer appropriate in view of the purposes of the Variable Account. In either event, we may substitute shares of another registered open-end investment company both for Fund shares already purchased by the Variable Account and as the security to be purchased in the future provided that these substitutions have been approved by the Securities and Exchange Commission and the Superintendent of Insurance of the State of New York (the "Superintendent of Insurance"). In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to the Owner, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject, (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts,
(iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts, or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to the prior approval of the Superintendent of Insurance of the State of New York and any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we, subject to the prior approval of the Superintendent of Insurance, may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               TAX CONSIDERATIONS

    The Contracts are designed for use by retirement plans under the provisions of Sections 401 and 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of a Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

    The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE

ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

    Under existing federal income tax laws, the income of the Variable Account, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    The Contracts are designed for use in connection with retirement plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Generally, no tax is imposed on the increase in the value of a Contract until a distribution occurs. Monthly annuity payments made as retirement distributions, and lump-sum payments or cash withdrawals (when permitted by the applicable retirement plan) under a Contract are generally taxable to the Annuitant as ordinary income to the extent that such payments are not deemed to come from the Owner's previously taxed investment in the Contract. Distributions made prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    In certain circumstances, the Company is required to withhold and remit to the U.S. Government part of the taxable portion of each distribution made under a Contract.

RETIREMENT PLANS

    The Contracts are designed for use with the following types of qualified retirement plans:

    (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans; and

    (2) Individual Retirement Accounts ("IRAs") permitted by Sections 219 and 408 of the Code (excluding IRAs established as "Individual Retirement Annuities" under Section 408(b), but including Simplified Employee Pensions established by employers pursuant to Section 408(k)) and Simple Retirement Accounts established pursuant to Section 408(p)).

    The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with IRAs with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts are sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts are distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of our parent company Sun Life Assurance Company of Canada (U.S.). We will pay commissions and other distribution expense that will not be more than 5.31% of the Purchase Payments.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to us at our Service Address.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information
Annuity Provisions
Other Contract Provisions
Tax Considerations
Administration of the Contracts
Distribution of the Contracts
Accountants
Financial Statements
Appendix A -- The Fixed Account
Appendix B -- Illustrative Examples of Calculation of
 Variable Accumulation Unit Value, Variable Annuity Unit
 Value and Variable Annuity Payment
Appendix C -- Withdrawals and Withdrawal Charges

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

--------------------------------------------------------------------------------

To:   Sun Life Insurance and Annuity Company of New York
     P.O. Box 9141
     Boston, Massachusetts 02117

    Please send me a Statement of Additional Information for Compass I-Sun Life (N.Y.) Variable Account A.

Name
            ------------------------------------------

Address
            ------------------------------------------

            ------------------------------------------

City                    State         Zip
     ------------------       -------     -------------

Telephone
          --------------------------------------------

PROSPECTUS                                                                [LOGO]

MAY 1, 2000

COMBINATION FIXED/VARIABLE
ANNUITY FOR QUALIFIED
RETIREMENT PLANS

                                                            ISSUED IN CONNECTION
                                                            WITH SUN LIFE (N.Y.)
                                                              VARIABLE ACCOUNT A

CO1NY-1 5/2000

  ISSUED BY
  SUN LIFE INSURANCE AND ANNUITY COMPANY OF
  NEW YORK
  P.O. Box 9141
  Boston, Massachusetts 02117

  GENERAL DISTRIBUTOR
  Clarendon Insurance Agency, Inc.
  One Sun Life Executive Park
  Wellesley, Massachusetts 02481

  AUDITORS
  Deloitte & Touche LLP
  200 Berkeley Street
  Boston, Massachusetts 02116

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF
                             ADDITIONAL INFORMATION


    Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 2000.

                                                               Rule 497(c)
                                                               File No. 2-95002
                                                               811-04184


                                                                     MAY 1, 2000


                                   COMPASS I

                      STATEMENT OF ADDITIONAL INFORMATION

                       SUN LIFE (N.Y.) VARIABLE ACCOUNT A

                               TABLE OF CONTENTS


General Information.......................................................   2
Annuity Provisions........................................................   2
Other Contract Provisions.................................................   3
Tax Considerations........................................................   4
Administration of the Contracts...........................................   5
Distribution of the Contracts.............................................   6
Accountants...............................................................   6
Financial Statements......................................................   7
Appendix A -- The Fixed Account...........................................   34
Appendix B -- Illustrative Examples of Calculation of Variable
 Accumulation Unit Value, Variable Annuity Unit Value and Variable Annuity
 Payments.................................................................   36
Appendix C -- Withdrawals and Withdrawal Charges..........................   37



    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass I Combination Fixed/Variable Annuity Contracts (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account A (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9141, Boston, Massachusetts 02117 or by telephoning
(800) 447-7569.


    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY

    Sun Life Insurance and Annuity Company of New York (the "Company") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Its Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.


    We are a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.


THE VARIABLE ACCOUNT


    Sun Life (N.Y.) Variable Account A (the "Variable Account") is a separate account of the Company, meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which consists of all assets of the Company other than those allocated to separate accounts of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).


                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described in the Prospectus. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor (see "Net Investment Factor" in the Prospectus) for the particular Sub-Account for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                           OTHER CONTRACT PROVISIONS

RIGHT TO RETURN CONTRACT

    The Owner should read the Contract carefully as soon as it is received. If the Owner wishes to return the Contract, it must be returned to the Company at its Service Address within ten days after it was delivered to the Owner. When the Company receives the returned Contract, it will be cancelled and the full amount of any Purchase Payment(s) received by the Company will be refunded.


    Under the Internal Revenue Code, an Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the Individual Retirement Account is established. If the Owner is furnished with such disclosure statement before the seventh day preceding the date the Individual Retirement Account is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh day preceding the establishment of the Individual Retirement Account, then the Owner may revoke the Contract any time within seven days after the issue date. Upon such revocation, the Company will refund all Purchase Payment(s) made by the Owner. The foregoing right of revocation with respect to an Individual Retirement Account is in addition to the return privilege set forth in the preceding paragraph. The Company will allow an Owner establishing an Individual Retirement Account a "ten day free look," notwithstanding the provisions of the Internal Revenue Code.


OWNER AND CHANGE OF OWNERSHIP

    The Contract shall belong to the Owner or to the successor to the Owner or the transferee of the Owner. All rights and privileges under the Contract may be exercised by the Owner, the successor to the Owner or transferee of the Owner without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner upon the death of the Annuitant. In some qualified plans the Owner of the Contract is a trustee and the trust authorizes the Annuitant/participant to exercise certain contract rights and privileges.



    Ownership of the Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner;
or (4) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which the Contract may be issued. Subject to the foregoing, the Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company. A change of Contract ownership will not be binding upon the Company until written notification of such change is received by the Company. Once received by the Company, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.


DESIGNATION AND CHANGE OF BENEFICIARY


    The Beneficiary designation contained in the Contract application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.


    Subject to the rights of an irrevocably designated Beneficiary, the Owner (or the Annuitant, as permitted by the Owner) may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner or the Annuitant, as applicable.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

CUSTODIAN


    The Company is custodian of the assets of the Variable Account. The Company, as custodian, will purchase Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                               TAX CONSIDERATIONS

    The Contracts are designed for use by retirement plans under the provisions of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of federal income tax laws as currently interpreted, and is not intended as tax advice. Legislation affecting the tax treatment of annuity contracts could be enacted in the future, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account to the extent applied to increase reserves under the Contracts are not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL



    A participant in a retirement plan is the individual on whose behalf a Contract is issued. Certain federal income tax advantages are available to participants in retirement plans which meet the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Code. The Contracts are designed for use in connection with such retirement plans and accordingly all or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Monthly annuity payments made as retirement distributions under a Contract are generally taxable to the Annuitant as ordinary income under Section 72 of the Code. Distributions prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or the Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan.



    Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.


    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Contract issued in connection with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Contract (other than a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above), unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying certain variable annuity contracts. These regulations do not affect the tax treatment of qualified contracts, such as the Contracts.

    Due to the complex nature and frequent revisions of the federal income tax laws affecting retirement plans, a person contemplating the purchase of a Contract for use in connection with a retirement plan, the distribution or surrender of a Contract held under a retirement plan, or the election of an annuity option provided in a Contract should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS


    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of contract issued to each owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts. The Company has entered into service agreements with its parent, Sun Life Assurance Company of Canada (U.S.), and with

Sun Life Assurance Company of Canada under which the latter has agreed to provide the Company with certain services on a cost reimbursement basis. These services include, but are not limited to, accounting and investment services, systems support and development, pricing, product development, actuarial, legal and compliance functions, marketing services and staff training.


                         DISTRIBUTION OF THE CONTRACTS


    The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, a wholly-owned subsidiary of Sun Life of Canada (U.S.). Commissions and other distribution compensation will be paid by the Company and will not be more than 5.31% of Purchase Payments. During 1997, 1998, and 1999, approximately $6,400, $3,104, and $0, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.



                                  ACCOUNTANTS


    Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Account's independent auditors, providing auditing and other professional services.

                      SUN LIFE (N.Y.) VARIABLE ACCOUNT A

                            STATEMENT OF CONDITION

                               DECEMBER 31, 1999

                                                                SHARES           COST            VALUE
                                                              ---------------------------------------------
ASSETS:
  Investments in mutual funds:
    Massachusetts Investors Trust ("MIT")*                      65,030        $1,051,411       $1,362,427
    Massachusetts Investors Growth Stock Fund ("MIG")*          55,322           838,495        1,124,864
    MFS Total Return Fund ("MTR")*                             138,280         2,107,623        1,919,204
    MFS Growth Opportunities Fund ("MGO")*                      12,012           182,370          229,109
    MFS Research Fund ("MFR")*                                  13,378           286,137          386,066
    MFS Bond Fund ("MFB")*                                      42,462           556,802          517,204
    MFS Money Market Fund ("MCM")*                             312,499           312,499          312,499
    MFS Government Money Market Fund ("MCG")*                   30,075            30,075           30,075
    MFS High Income Fund ("MFH")*                               38,216           198,733          190,589
    MFS Global Governments Fund ("MGG")*                        12,047           130,848          113,391
    MFS Emerging Growth Fund ("MEG")*                           14,953           481,900          995,693
                                                                             -------------------------------

NET ASSETS                                                                    $6,176,893       $7,181,121
                                                                             ===============================

NET ASSETS APPLICABLE TO OWNERS OF DEFERRED                      UNITS        UNIT VALUE            VALUE
  VARIABLE ANNUITY CONTRACTS:                                  ---------------------------------------------
   MIT                                                          19,051         $ 71.5754       $1,362,427
   MIG                                                          11,126          101.6219        1,124,864
   MTR                                                          42,572           46.5944        1,919,204
   MGO                                                           3,458           65.6784          229,109
   MFR                                                           5,909           65.3200          386,066
   MFB                                                          19,507           25.9887          517,204
   MCM                                                          18,016           17.3427          312,499
   MCG                                                           1,772           16.9721           30,075
   MFH                                                           6,600           29.3372          190,589
   MGG                                                           3,806           28.9030          113,391
   MEG                                                           9,211          109.1210          995,693
                                                                                              -------------

NET ASSETS                                                                                     $7,181,121
                                                                                              ==============

* Investments are made in Class A shares of the Fund.

                     See notes to financial statements.

                      SUN LIFE (N.Y.) VARIABLE ACCOUNT A

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999


                                                       MIT          MIG          MTR          MGO          MFR          MFB
                                                   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Income and expenses:
  Dividend income and capital gain
    distributions received                         $  45,832    $  84,410    $ 196,716    $  26,623    $  27,673    $  37,036
  Mortality and expense risk charges                 (19,002)     (16,210)     (28,447)      (4,040)      (5,926)      (6,980)
                                                   ---------    ---------    ---------    ---------    ---------    ---------

        Net investment income (loss)                  26,830       68,200      168,269       22,583       21,747       30,056
                                                   ---------    ---------    ---------    ---------    ---------    ---------

Realized and unrealized gains
  (losses):
  Realized gains (losses) on
    investment transactions:
      Proceeds from sales                            444,580      652,691      449,605      201,961      242,962       90,250
      Cost of investments sold                      (242,931)    (387,720)    (394,819)    (149,708)    (145,063)     (90,775)
                                                   ---------    ---------    ---------    ---------    ---------    ---------

        Net realized gains (losses)                  201,649      264,971       54,786       52,253       97,899         (525)
                                                   ---------    ---------    ---------    ---------    ---------    ---------

Net unrealized appreciation
  (depreciation) on investments:
    End of year                                      311,016      286,369     (188,419)      46,739       99,929      (39,598)
    Beginning of year                                465,059      271,399        9,139       62,543      139,939        8,313
                                                   ---------    ---------    ---------    ---------    ---------    ---------

      Change in unrealized
        appreciation (depreciation)                 (154,043)      14,970     (197,558)     (15,804)     (40,010)     (47,911)
                                                   ---------    ---------    ---------    ---------    ---------    ---------

      Realized and unrealized gains
        (losses)                                      47,606      279,941     (142,772)      36,449       57,889      (48,436)
                                                   ---------    ---------    ---------    ---------    ---------    ---------

Increase (Decrease) in net assets
  from operations                                  $  74,436    $ 348,141    $  25,497    $  59,032    $  79,636    $ (18,380)
                                                   =========    =========    =========    =========    =========    =========

                                                       MCM          MCG          MFH          MGG          MEG
                                                   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                                   -----------  -----------  -----------  -----------  -----------
Income and expenses:
  Dividend income and capital gain
    distributions received                         $  13,520    $   1,245    $  21,437    $  10,794    $   4,789
  Mortality and expense risk charges                  (3,799)        (374)      (3,017)      (2,099)     (12,460)
                                                   ---------    ---------    ---------    ---------    ---------

        Net investment income (loss)                   9,721          871       18,420        8,695       (7,671)
                                                   ---------    ---------    ---------    ---------    ---------

Realized and unrealized gains
  (losses):
  Realized gains (losses) on
    investment transactions:
      Proceeds from sales                            246,495        2,556       94,437       77,483      496,176
      Cost of investments sold                      (246,495)      (2,556)     (90,872)     (85,483)    (212,171)
                                                   ---------    ---------    ---------    ---------    ---------

        Net realized gains (losses)                    --           --           3,565       (8,000)     284,005
                                                   ---------    ---------    ---------    ---------    ---------

Net unrealized appreciation
  (depreciation) on investments:
    End of year                                        --           --          (8,144)     (17,457)     513,793
    Beginning of year                                  --           --            (456)      (8,819)     436,161
                                                   ---------    ---------    ---------    ---------    ---------

      Change in unrealized
        appreciation (depreciation)                    --           --          (7,688)      (8,638)      77,632
                                                   ---------    ---------    ---------    ---------    ---------

      Realized and unrealized gains
        (losses)                                       --           --          (4,123)     (16,638)     361,637
                                                   ---------    ---------    ---------    ---------    ---------

Increase (Decrease) in net assets
  from operations                                  $   9,721    $     871    $  14,297    $  (7,943)   $ 353,966
                                                   =========    =========    =========    =========    =========


                     See notes to financial statements.

                      SUN LIFE (N.Y.) VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                    YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                       MIT                      MIG                       MTR
                                                   SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                                    YEAR ENDED               YEAR ENDED                YEAR ENDED
                                                    DECEMBER 31,             DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998        1999          1998
                                             ----------- -----------  -----------  -----------  -----------  -----------
Operations:
  Net investment income                      $   26,830  $   71,748   $   68,200   $   82,665   $  168,269   $  339,350
  Net realized gains (losses)                   201,649      75,505      264,971       24,916       54,786      320,975
  Net unrealized gains (losses)                (154,043)    131,349       14,970      184,814     (197,558)    (396,689)
                                             ----------  ----------   ----------   ----------   ----------   ----------


Increase (Decrease) in net assets from
  operations                                     74,436     278,602      348,141      292,395       25,497      263,636
                                             ----------  ----------   ----------   ----------   ----------   ----------


Contract Owner Transactions:
  Accumulation Activity:
    Purchase payments received                   31,674      66,096       13,888       22,531       11,466       28,124
    Net transfers between Sub-Accounts
      and Fixed Accounts                        (53,038)     58,862       73,789      263,215      (91,840)      (8,578)
    Withdrawals, surrenders and account fees   (310,146)   (135,666)    (518,546)     (66,695)    (316,540)    (756,937)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Net contract owner activity                    (331,510)    (10,708)    (430,869)    (219,051)    (396,914)    (737,391)
                                             ----------  ----------   ----------   ----------   ----------   ----------

      Increase (Decrease) in net assets        (257,074)    267,894      (82,728)     511,446     (371,417)    (473,755)

Net Assets:
  Beginning of year                           1,619,501   1,351,607    1,207,592      696,146    2,290,621    2,764,376
                                             ----------  ----------   ----------   ----------   ----------   ----------

  End of year                                $1,362,427  $1,619,501   $1,124,864   $1,207,592   $1,919,204   $2,290,621
                                             ==========  ==========   ==========   ==========   ==========   ==========


                                                       MGO                      MFR                       MFB
                                                   SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                                   YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998        1999          1998
                                             ----------- -----------  -----------  -----------  -----------  -----------
Operations:

  Net investment income                      $   22,583  $   32,663   $   21,747   $   13,193   $   30,056   $   34,726
  Net realized gains (losses)                    52,253      10,930       97,899       25,727         (525)       9,946
  Net unrealized gains (losses)                 (15,804)     27,444      (40,010)      54,551      (47,911)     (23,317)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Increase (Decrease) in net assets from
  operations                                     59,032      71,037       79,636       93,471      (18,380)      21,355
                                             ----------  ----------   ----------   ----------   ----------   ----------

Contract Owner Transactions:
  Accumulation Activity:
    Purchase payments received                    4,625       4,092        8,668       17,561       17,484       47,843
    Net transfers between Sub-Accounts
      and Fixed Accounts                         18,954      37,874      (60,889)      36,184      (16,575)    (125,568)
    Withdrawals, surrenders and account fees   (198,135)    (28,036)    (174,779)     (51,835)     (49,486)     (42,901)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Net contract owner activity                    (174,556)     13,930     (227,000)       1,910      (48,577)    (120,626)
                                             ----------  ----------   ----------   ----------   ----------   ----------

      Increase (Decrease) in net assets        (115,524)     84,967     (147,364)      95,381      (66,957)     (99,271)


Net Assets:
  Beginning of year                             344,633     259,666      533,430      438,049      584,161      683,432
                                             ----------  ----------   ----------   ----------   ----------   ----------

  End of year                                $  229,109  $  344,633   $  386,066   $  533,430   $  517,204   $  584,161
                                             ==========  ==========   ==========   ==========   ==========   ==========


                     See notes to financial statements.

                     YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                      MCM                       MCG                       MFH
                                                  SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
                                                   YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998        1999          1998
                                             ----------- -----------  -----------  -----------  -----------  -----------
Operations:
  Net investment income (expense)            $    9,721  $    8,684   $      871   $    2,431   $   18,420   $   23,288
  Net realized gains (losses)                    --          --           --           --            3,565        9,871
  Net unrealized gains (losses)                  --          --           --           --           (7,688)     (28,392)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Increase (Decrease) in net assets from
  operations                                      9,721       8,684          871        2,431       14,297        4,767
                                             ----------  ----------   ----------   ----------   ----------   ----------

Contract Owner Transactions:
  Accumulation Activity:
    Purchase payments received                    3,714      21,471        1,823       12,068        1,417        1,602
    Net transfers between Sub-Accounts
      and Fixed Accounts                        235,544     (17,337)      --          (54,219)      --          (44,464)
    Withdrawals, surrenders and account fees   (171,604)    (58,356)      (2,194)      (1,371)     (89,058)     (65,615)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Net contract owner activity                      67,654     (54,222)        (371)     (43,522)     (87,641)    (108,477)
                                             ----------  ----------   ----------   ----------   ----------   ----------

      Increase (Decrease) in net assets          77,375     (45,538)         500      (41,091)     (73,344)    (103,710)


Net Assets:
  Beginning of year                             235,124     280,662       29,575       70,666      263,933      367,643
                                             ----------  ----------   ----------   ----------   ----------   ----------

  End of year                                $  312,499  $  235,124   $   30,075   $   29,575   $  190,589   $  263,933
                                             ==========  ==========   ==========   ==========   ==========   ==========


                                                      MGG                       MEG
                                                   SUB-ACCOUNT              SUB-ACCOUNT
                                                   YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998
                                             ----------- -----------  -----------  -----------
Operations:
  Net investment income (expense)            $    8,695  $    8,932   $   (7,671)  $   (3,260)
  Net realized gains (losses)                    (8,000)    (20,855)     284,005      116,553
  Net unrealized gains (losses)                  (8,638)     21,466       77,632      101,810
                                             ----------  ----------   ----------   ----------

Increase (Decrease) in net assets from
  operations                                     (7,943)      9,543      353,966      215,103
                                             ----------  ----------   ----------   ----------

Contract Owner Transactions:
  Accumulation Activity:
    Purchase payments received                    1,976       5,054       19,249       28,961
    Net transfers between Sub-Accounts
      and Fixed Accounts                        (24,901)   (112,998)     (92,844)     (57,971)
    Withdrawals, surrenders and account fees    (49,021)    (81,997)    (348,108)    (109,475)
                                             ----------  ----------   ----------   ----------

Net contract owner activity                     (71,946)   (189,941)    (421,703)    (138,485)
                                             ----------  ----------   ----------   ----------

      Increase (Decrease) in net assets         (79,889)   (180,398)     (67,737)      76,618

Net Assets:
  Beginning of year                             193,280     373,678    1,063,430      986,812
                                             ----------  ----------   ----------   ----------

  End of year                                $  113,391  $  193,280   $  995,693   $1,063,430
                                             ==========  ==========   ==========   ==========


                     See notes to financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS


(1)  ORGANIZATION

     Sun Life (N.Y.) Variable Account A (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York (the "Sponsor"), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), was established on December 3, 1984 as a funding vehicle for individual variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

     The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund selected by contract owners from among available mutual funds (the "Funds") advised by Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     GENERAL

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INVESTMENT VALUATIONS

     Investments in the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

     Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

     FEDERAL INCOME TAX STATUS

     The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

(3)  CONTRACT CHARGES

     A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deduction is at an effective annual rate of 1.3%.

     Each year on the contract anniversary, a contract maintenance charge ("Account Fee") of $30 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date, the Account Fee is deducted pro rata from each annuity payment made during the year.

     The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 5% of the purchase payments made under the contract.

(4)  UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS



                                                       MIT                      MIG                       MTR
                                                   SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                                    YEAR ENDED               YEAR ENDED                YEAR ENDED
                                                    DECEMBER 31,             DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998        1999          1998
                                             ----------- -----------  -----------  -----------  -----------  -----------

Units outstanding, beginning of year             23,908      24,219       16,336       13,024       51,043       67,638

  Units purchased                                   483       1,019          178          360          261          565
  Units transferred between Sub-Accounts
    and Fixed Accounts                             (790)        941        1,062        3,998       (1,973)        (214)
  Units withdrawn and surrendered                (4,550)     (2,271)      (6,450)      (1,046)      (6,759)     (16,946)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Units outstanding, end of year                   19,051      23,908       11,126       16,336       42,572       51,043
                                             ==========  ==========   ==========   ==========   ==========   ==========


                                                       MGO                      MFR                       MFB
                                                   SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                                   YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998        1999          1998
                                             ----------- -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of year              6,850       6,582        9,981        9,945       21,362       25,870

  Units purchased                                    86          93          161          362          682        1,799
  Units transferred between Sub-Accounts
    and Fixed Accounts                              377         793       (1,097)         738         (660)      (4,699)
  Units withdrawn and surrendered                (3,855)       (618)      (3,136)      (1,064)      (1,877)      (1,608)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Units outstanding, end of year                    3,458       6,850        5,909        9,981       19,507       21,362
                                             ==========  ==========   ==========   ==========   ==========   ==========


                                                      MCM                       MCG                       MFH
                                                  SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
                                                   YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998        1999          1998
                                             ----------- -----------  -----------  -----------  -----------  -----------
Units outstanding, beginning of year             14,005      17,324         1,795       4,440        9,605       13,294

  Units purchased                                   219       1,313           109         734           47           58
  Units transferred between Sub-Accounts
    and Fixed Accounts                           13,760      (1,077)       --          (3,295)      --           (1,518)
  Units withdrawn and surrendered                (9,968)     (3,555)         (132)        (84)      (3,052)      (2,229)
                                             ----------  ----------   ----------   ----------   ----------   ----------

Units outstanding, end of year                   18,016      14,005        1,772        1,795        6,600        9,605
                                             ==========  ==========   ==========   ==========   ==========   ==========


                                                      MGG                       MEG
                                                   SUB-ACCOUNT              SUB-ACCOUNT
                                                   YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,
                                                1999         1998        1999          1998
                                             ----------- -----------  -----------  -----------
Units outstanding, beginning of year              6,258      12,546       14,523       16,548

  Units purchased                                    90         177          273          452
  Units transferred between Sub-Accounts
    and Fixed Accounts                             (873)     (3,735)      (1,235)        (815)
  Units withdrawn and surrendered                (1,669)     (2,730)      (4,350)      (1,662)
                                             ----------  ----------   ----------   ----------

Units outstanding, end of year                    3,806       6,258        9,211       14,523
                                             ==========  ==========   ==========   ==========

INDEPENDENT AUDITORS' REPORT


To the Participants in Sun Life (N.Y.) Variable Account A and the Board of Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statement of condition of Massachusetts Investors Trust Sub-Account, Massachusetts Investors Growth Fund Sub-Account, MFS Total Return Sub-Account, MFS Growth Opportunities Sub-Account, MFS Research Sub-Account, MFS Bond Sub-Account, MFS Money Market Sub-Account, MFS Government Money Market Sub-Account, MFS High Income Sub-Account, MFS Global Governments Sub-Account, and MFS Emerging Growth Sub-Account of Sun Life of Canada (N.Y.) Variable Account A (the "Sub-Accounts") as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of its operations and the changes in its net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



Boston, Massachusetts
February 10, 2000

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998

                                                                  1999                 1998
                                                              ------------         ------------
ADMITTED ASSETS
    Bonds                                                     $ 59,215,128         $ 57,916,869
    Mortgage loans on real estate                                8,659,610           17,657,672
    Properties acquired in satisfaction of debt                    --                 1,755,854
    Policy loans                                                   537,976              625,023
    Cash and short-term investments                              6,261,102            5,928,556
    Life insurance premiums and annuity considerations due
      and uncollected                                            2,168,135              667,087
    Accident and health premiums due and unpaid                    579,460              156,493
    Receivable from parent and affiliates                          621,625              --
    Investment income due and accrued                              795,075              780,020
    Federal income tax recoverable                                 520,467              --
    Other assets                                                   235,655              183,602
                                                              ------------         ------------
    General account assets                                      79,594,233           85,671,176
    Separate account assets
      Unitized                                                 632,350,720          527,942,310
      Non-unitized                                              94,061,504          100,064,243
                                                              ------------         ------------
    Total admitted assets                                     $806,006,457         $713,677,729
                                                              ============         ============
LIABILITIES
    Aggregate reserve for life policies and contracts         $ 21,762,306         $ 22,578,780
    Aggregate reserve for accident and health policies           9,251,000            7,830,000
    Policy and contract claims                                   2,182,472            2,174,704
    Liability for premium and other deposit funds               18,048,656           20,807,840
    Interest maintenance reserve                                   553,770              830,941
    Commissions to agents due or accrued                           449,213              374,826
    General expenses due or accrued                                580,432              369,524
    Transfers from Separate Accounts due or accrued            (17,043,885)         (15,992,081)
    Taxes, licenses and fees due or accrued                        100,000               64,813
    Federal income taxes due or accrued                            --                   700,000
    Asset valuation reserve                                      1,210,107            1,047,787
    Payable to parent, subsidiaries, and affiliates                --                 1,218,745
    Other liabilities                                            1,353,930              684,361
                                                              ------------         ------------
    General account liabilities                                 38,448,001           42,690,240
    Separate account liabilities:
      Unitized                                                 632,150,968          527,751,720
      Non-unitized                                              94,061,504          100,064,243
                                                              ------------         ------------
    Total liabilities                                          764,660,473          670,506,203
                                                              ------------         ------------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                         2,000,000            2,000,000
                                                              ------------         ------------
    Gross paid in and contributed surplus                       29,500,000           29,500,000
    Group life contingency reserve fund                          1,035,323              812,391
    Unassigned funds                                             8,810,661           10,859,135
                                                              ------------         ------------
    Total surplus                                               39,345,984           41,171,526
                                                              ------------         ------------
    Capital stock and surplus                                   41,345,984           43,171,526
                                                              ------------         ------------
    Total Liabilities, Capital Stock and Surplus              $806,006,457         $713,677,729
                                                              ============         ============

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                               1999          1998          1997
                                           ------------  ------------  ------------
 INCOME:
     Premiums and annuity considerations   $ 19,152,409  $ 16,979,974  $ 16,013,160
     Deposit-type funds                      39,510,208    84,013,114   115,692,429
     Net investment income                    5,170,881     6,397,852     8,824,668
     Amortization of interest maintenance
       reserve                                  254,220       319,812       519,001
     Net gain from operations from
       Separate Accounts                          9,162         9,115         8,743
     Income from fees associated with
       investment management,
       administration and contract
       guarantees from Separate Accounts      7,470,958     6,262,374     4,707,296
     Other income                               938,657     1,179,261       657,755
                                           ------------  ------------  ------------
     Total Income                            72,506,495   115,161,502   146,423,052
                                           ------------  ------------  ------------
 BENEFITS AND EXPENSES:
     Death benefits                           7,357,222     6,237,281     4,916,746
     Annuity benefits                         5,238,282     5,758,805     5,439,091
     Disability benefits and benefits
       under accident and health policies     1,351,989     1,094,851       939,635
     Surrender benefits and other fund
       withdrawals                           59,018,693    73,863,143    79,016,904
     Interest on policy or contract funds        82,760       101,516        75,069
     Increase in aggregate reserves for
       life and accident and health
       policies and contracts                   604,526       620,154     5,199,040
     Decrease in liability for premium
       and other deposit funds               (2,759,184)  (10,533,414)  (30,405,893)
                                           ------------  ------------  ------------
     Total Benefits                          70,894,288    77,142,336    65,180,592
     Commissions on premiums and annuity
       considerations (direct business
       only)                                  4,712,712     4,850,390     5,582,738
     General insurance expenses               6,372,100     7,017,562     7,687,478
     Insurance taxes, licenses and fees,
       excluding federal income taxes           742,992       709,440       788,386
     Net transfers to (from) Separate
       Accounts                             (16,002,095)   16,673,071    61,695,832
                                           ------------  ------------  ------------
     Total Benefits and Expenses             66,719,997   106,392,799   140,935,026
                                           ------------  ------------  ------------
     Net gain from operations before
       federal income taxes                   5,786,498     8,768,703     5,488,026
     Federal income taxes incurred
       (excluding tax on capital gains)       1,228,004     2,070,545     2,315,259
                                           ------------  ------------  ------------
     Net gain from operations after
       federal income taxes and before
       realized capital gains                 4,558,494     6,698,158     3,172,767
     Net realized capital (losses) gains
       less capital gains tax and
       transferred to the interest
       maintenance reserve                      151,678       (13,249)      183,262
                                           ------------  ------------  ------------
 NET INCOME                                $  4,710,172  $  6,684,909  $  3,356,029
                                           ============  ============  ============

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                    1999                1998                1997
                                                 -----------         -----------         -----------
Capital and surplus, Beginning of year           $43,171,526         $38,781,183         $34,802,643
                                                 -----------         -----------         -----------
Net income                                         4,710,172           6,684,909           3,356,029
Change in net unrealized capital gains               --                  359,000             138,000
Change in nonadmitted assets and related
  items                                              126,606              47,886             (14,391)
Change in asset valuation reserve                   (162,320)            298,548             498,902
Dividend to stockholder                           (6,500,000)         (3,000,000)            --
                                                 -----------         -----------         -----------
Net change in capital and surplus for
  the year                                        (1,825,542)          4,390,343           3,978,540
                                                 -----------         -----------         -----------
Capital and surplus, End of year                 $41,345,984         $43,171,526         $38,781,183
                                                 ===========         ===========         ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                        1999               1998               1997
                                                    ------------       ------------       ------------
Cash Provided:
  Premiums, annuity considerations and
    deposit funds received                          $ 57,235,427       $101,168,181       $138,347,877
  Net investment income                                5,324,547          6,731,025          9,707,801
  Fees associated with investment management,
    administration and contract guarantees
    from Separate Accounts                             7,470,958          6,262,374          4,707,296
  Fee income                                             938,659          1,179,261            657,755
                                                    ------------       ------------       ------------
Total receipts                                        70,969,591        115,340,841        153,420,729
                                                    ------------       ------------       ------------
  Benefits paid                                       73,041,178         86,793,629        122,170,301
  Insurance expenses and taxes paid                   11,229,543         12,819,426         13,540,362
  Net cash transfers to (from) Separate
    Accounts                                         (14,950,291)        25,441,094         41,721,173
  Federal income tax payments (excluding tax
    on capital gains)                                  1,928,000          2,370,545          1,715,259
                                                    ------------       ------------       ------------
Total payments                                        71,248,430        127,424,694        179,147,095
                                                    ------------       ------------       ------------
Net cash used in operations                             (278,839)       (12,083,853)       (25,726,366)
                                                    ------------       ------------       ------------
  Proceeds from long-term investments sold,
    matured or repaid (after deducting taxes
    on capital gains of $81,675 for 1999,
    $135,651 for 1998 and $222,860 for 1997)          47,042,986         37,410,774         59,132,310
  Other cash provided                                    717,427            813,054            325,543
                                                    ------------       ------------       ------------
Total cash provided                                   47,760,413         38,223,828         59,457,853
                                                    ------------       ------------       ------------
Cash Applied:
  Cost of long-term investments acquired             (37,498,243)       (26,671,265)       (27,369,138)
  Other cash applied                                  (9,650,785)        (3,660,391)          (857,106)
                                                    ------------       ------------       ------------
Total cash applied                                   (47,149,028)       (30,331,656)       (28,226,244)
Net change in cash and short-term investments            332,546         (4,191,681)         5,505,243
Cash and short-term investments:
Beginning of year                                      5,928,556         10,120,237          4,614,994
                                                    ------------       ------------       ------------
End of year                                         $  6,261,102       $  5,928,556       $ 10,120,237
                                                    ============       ============       ============

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group life and group long-term disability insurance. The parent company, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), is ultimately a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC)"), a mutual life insurance company.

The Company, which is domiciled in the State of New York, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of New York Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles ("GAAP") for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation") that became effective in 1996, which has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with GAAP. Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with GAAP. (See Note 17 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation, or appraised value less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally forty to fifty years.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1. DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For group life, group long-term disability and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to individual qualified and nonqualified variable annuity contracts.

The Company has also established a nonunitized separate account for amounts allocated to the fixed portion of a certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by the quoted market prices of the underlying investments.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as payable (receivable) to (from) the general account. Transfers from separate accounts due or accrued amounted to $17,044,000 in 1999 and $15,992,000 in 1998.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the State of New York will require adoption of the Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  BONDS

Investments in debt securities are as follows:

                                                                    DECEMBER 31, 1999
                                                     -----------------------------------------------
                                                                   GROSS        GROSS      ESTIMATED
                                                     AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                                       COST        GAINS        LOSSES       VALUE
                                                     ---------   ----------   ----------   ---------
                                                                       (IN 000'S)
Long-term bonds:
    United States Government and government
      agencies and authorities                        $ 6,148       $13        $  (171)     $ 5,990
    Public utilities                                    8,765         7           (391)       8,381
    Transportation                                      3,521      --              (16)       3,505
    Finance                                             7,742      --             (183)       7,559
    All other corporate bonds                          33,039        69         (1,379)      31,729
                                                      -------       ---        -------      -------
        Total long-term bonds                          59,215        89         (2,140)      57,164

Short-term bonds -- U.S. Treasury Bills, bankers
  acceptances and commercial paper                      6,958      --            --           6,958
                                                      -------       ---        -------      -------
Total bonds                                           $66,173       $89        $(2,140)     $64,122
                                                      =======       ===        =======      =======

                                                                    DECEMBER 31, 1998
                                                     -----------------------------------------------
                                                                   GROSS        GROSS      ESTIMATED
                                                     AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                                       COST        GAINS        LOSSES       VALUE
                                                     ---------   ----------   ----------   ---------
                                                                       (IN 000'S)
Long-term bonds:
    United States Government and government
      agencies and authorities                        $16,153      $  319        $(31)      $16,441
    Public utilities                                   11,353         213         (16)       11,550
    Transportation                                      2,553          19       --            2,572
    Finance                                             6,260         122          (9)        6,373
    All other corporate bonds                          21,598         430         (37)       21,991
                                                      -------      ------        ----       -------
        Total long-term bonds                          57,917       1,103         (93)       58,927

Short-term bonds -- U.S. Treasury Bills, bankers
  acceptances and commercial paper                      5,258       --          --            5,258
                                                      -------      ------        ----       -------
Total bonds                                           $63,175      $1,103        $(93)      $64,185
                                                      =======      ======        ====       =======

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  BONDS (CONTINUED):
The amortized cost and estimated fair value of debt securities at December 31, 1999 are shown below by contractual maturity.Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                DECEMBER 31, 1999
                                                              ----------------------
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                    (IN 000'S)
Maturities are:
    Due in one year or less                                    $12,010     $12,001
    Due after one year through five years                       21,833      21,766
    Due after five years through ten years                      19,002      17,447
    Due after ten years                                          6,211       5,873
                                                               -------     -------
        Subtotal                                                59,056      57,087
    Mortgage-backed securities                                   7,117       7,035
                                                               -------     -------
Total bonds                                                    $66,173     $64,122
                                                               =======     =======

Proceeds from sales and maturities of investments in debt securities during 1999, 1998 and 1997 were $35,978,000, $29,068,000 and $42,986,000, gross gains of $192,000, $407,000 and $395,000 and gross losses of $395,000, $2,000 and
$40,000, respectively.

A bond, included above, with an amortized cost of approximately $405,000 and $404,000 at December 31, 1999 and 1998, respectively, was on deposit with the Superintendent of Insurance of the State of New York as required by law.

3.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage loan portfolio at December 31:


                                                                1999       1998
                                                              --------   --------
                                                                  (IN 000'S)
California                                                     $  582    $ 3,421
Florida                                                           733        777
Massachusetts                                                   --         1,090
New York                                                        1,413      2,868
Ohio                                                            1,271      1,291
All other                                                       4,661      8,211
                                                               ------    -------
                                                               $8,660    $17,658
                                                               ======    =======


As of December 31, 1999 and 1998, the Company had no restructured mortgage loans.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  MORTGAGE LOANS (CONTINUED):
The Company has no outstanding mortgage loan commitments on real estate.

4.  INVESTMENT GAINS (LOSSES)


                                                                        YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------
                                                                    1999          1998          1997
                                                                  --------      --------      --------
                                                                               (IN 000'S)
Realized capital gains (losses):
  Bonds                                                             $  2          $  7          $(99)
  Mortgage loans                                                     (27)           (8)           (6)
  Real estate                                                        177           (12)          288
                                                                    ----          ----          ----
                                                                    $152          $(13)         $183
                                                                    ====          ====          ====
Changes in unrealized capital gains on mortgage loans               $--           $359          $138
                                                                    ====          ====          ====



Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains (losses) credited to the IMR were $(35,000), $408,000 and $355,000 in 1999, 1998 and
1997, respectively. All gains are transferred net of applicable income taxes.


5.  NET INVESTMENT INCOME

Net investment income consisted:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                        (IN 000'S)
Interest income from bonds                                     $4,108     $4,570     $5,622
Interest income from mortgage loans                             1,370      1,926      3,279
Real estate investment income                                   --            22        483
Other investment income                                            43        125        170
                                                               ------     ------     ------
Gross investment income                                         5,521      6,643      9,554
Investment expenses                                               350        245        729
                                                               ------     ------     ------
Net investment income                                          $5,171     $6,398     $8,825
                                                               ======     ======     ======

6.  REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contracts issued by the Company. Under these agreements basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that SLOC will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $4,000 per policy per month for the group long-term disability contracts ceded by the Company. For the years ended December 31, 1998 and 1997, the agreements provided that SLOC would reinsure $3,000 per policy per month for the group long-

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

6.  REINSURANCE (CONTINUED):

term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing (decreasing) income from operations by $(169,000), $(771,000) and $139,000 for the years ended
December 31, 1999, 1998, and 1997, respectively.

The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.

The following are summarized pro forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                        (IN 000'S)
Income:
Premiums, annuity deposits and other revenues                 $71,099    $105,728   $142,915
Net investment income and realized gains                        5,323       6,718      9,343
                                                              -------    --------   --------
Subtotal                                                       76,422     112,446    152,258
                                                              -------    --------   --------

Benefits and expenses:
Policyholder benefits                                          74,539      79,918    101,371
Other expenses                                                 (4,225)     22,988     45,538
                                                              -------    --------   --------
Subtotal                                                       70,314     102,906    146,909
                                                              -------    --------   --------
Income from operations                                        $ 6,108    $  9,540   $  5,349
                                                              =======    ========   ========

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event SLOC is unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

7. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                                                DECEMBER 31, 1999
                                                              ---------------------
                                                               AMOUNT    % OF TOTAL
                                                              --------   ----------
                                                                   (IN 000'S)
Subject to discretionary withdrawal with adjustment:
    With market value adjustment                              $ 90,735       12.2
    At book value less surrender charges (surrender charge >
      5%)                                                        6,221        0.8
    At book value (minimal or no charge or adjustment)         626,008       84.1
Not subject to discretionary withdrawal provision               21,252        2.9
                                                              --------      -----
Total annuity actuarial reserves and deposit liabilities      $744,216      100.0
                                                              ========      =====

                                                                DECEMBER 31, 1998
                                                              ---------------------
                                                               AMOUNT    % OF TOTAL
                                                              --------   ----------
                                                                   (IN 000'S)
Subject to discretionary withdrawal:
    With market value adjustment                              $ 98,744       15.2
    At book value less surrender charges (surrender charge >
      5%)                                                        7,108        1.1
    At book value (minimal or no charge or adjustment)         523,814       80.5
Not subject to discretionary withdrawal provision               20,709        3.2
                                                              --------      -----
Total annuity actuarial reserves and deposit liabilities      $650,375      100.0
                                                              ========      =====

8.  SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, group life insurance and group long-term disability protection. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Wealth Management segment markets and administers individual variable and fixed annuity products, including market value adjusted annuities, while the Protection segment markets and administers group life insurance and group long-term disability products.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

8.  SEGMENT INFORMATION (CONTINUED):

The following amounts pertain to the various business segments:


                                                                                FEDERAL          TOTAL
                                      TOTAL          TOTAL         PRETAX        INCOME     GENERAL ACCOUNT
                                     REVENUES     EXPENDITURES     INCOME        TAXES          ASSETS
                                   ------------   ------------   -----------   ----------   ---------------
    1999:
Wealth Management                  $ 53,466,000   $ 50,636,000   $ 2,830,000   $  155,000     $ 37,356,000
Protection                           16,550,000     15,914,000       636,000      237,000       17,025,000
Corporate                             2,490,000        170,000     2,320,000      836,000       25,213,000
                                   ------------   ------------   -----------   ----------     ------------
    Total:                         $ 72,506,000   $ 66,720,000   $ 5,786,000   $1,228,000     $ 79,594,000
                                   ============   ============   ===========   ==========     ============
      1998:
Wealth Management                    97,936,000     92,889,000     5,047,000      449,000       36,148,000
Protection                           15,155,000     13,251,000     1,904,000      654,000       14,685,000
Corporate                             2,071,000        253,000     1,818,000      968,000       34,838,000
                                   ------------   ------------   -----------   ----------     ------------
    Total:                         $115,162,000   $106,393,000   $ 8,769,000   $2,071,000     $ 85,671,000
                                   ============   ============   ===========   ==========     ============
      1997:
Wealth Management                   130,926,000    127,120,000     3,806,000    1,803,000       43,799,000
Protection                           12,623,000     13,791,000    (1,168,000)    (406,000)      10,706,000
Corporate                             2,874,000         24,000     2,850,000      918,000       46,273,000
                                   ------------   ------------   -----------   ----------     ------------
    Total:                         $146,423,000   $140,935,000   $ 5,488,000   $2,315,000     $100,778,000
                                   ============   ============   ===========   ==========     ============


9.  RETIREMENT PLANS

The Company participates with SLOC and Sun Life (U.S.) in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost at December 31, 1999, 1998 and 1997 was $338,000, $275,000 and $211,000, respectively. The Company's share of net periodic pension cost was $63,000, $65,000 and $33,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

The Company also participates with SLOC, Sun Life (U.S.) and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $26,000, $30,000 and $28,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

OTHER POSTRETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company provides certain health, dental and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

9.  RETIREMENT PLANS (CONTINUED):

retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $50,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $9,000, $6,000 and $16,000 for the years ended December 31, 1999, 1998 and 1997, respectively. The Company's postretirement health, dental and life insurance benefits currently are not funded.

The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's statutory financial statements at December 31:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
                                                         1999       1998       1999       1998
                                                       --------   --------   --------   --------
                                                                      (IN 000'S)
Change in benefit obligation:
    Benefit obligation at beginning of year            $110,792   $ 79,684   $ 10,419   $  9,845
    Service cost                                          5,632      4,506        413        240
    Interest cost                                         6,952      6,452        845        673
    Actuarial (gain) loss                               (21,480)    21,975      1,048        308
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Benefit obligation at end of year                      $ 99,520   $110,792   $ 12,217   $ 10,419
                                                       ========   ========   ========   ========
The Company's share:
    Benefit obligation at beginning of year            $    515   $    269   $     21   $     89
    Benefit obligation at end of year                       577        515         30         21
Change in plan assets:
    Fair value of plan assets at beginning of year     $151,575   $136,610   $  --      $  --
    Actual return on plan assets                          9,072     16,790      --         --
    Employer contribution                                 --         --           508        647
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Fair value of plan assets at end of year               $158,271   $151,575   $  --      $  --
                                                       ========   ========   ========   ========

Funded status                                          $ 58,752   $ 40,783   $(12,217)  $(10,419)
Unrecognized net actuarial gain (loss)                  (20,071)    (2,113)     1,469        586
Unrecognized transition obligation (asset)              (22,617)   (24,674)       140        185
Unrecognized prior service cost                           7,081      7,661      --         --
                                                       --------   --------   --------   --------
Prepaid (accrued) benefit cost                         $ 23,145   $ 21,657   $(10,608)  $ (9,648)
                                                       ========   ========   ========   ========

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

9.  RETIREMENT PLANS (CONTINUED):

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         -------------------   -------------------
                                                           1999       1998       1999       1998
                                                         --------   --------   --------   --------
                                                                        (IN 000'S)
The Company's share of accrued
    benefit cost                                         $   (338)  $   (275)  $   (50)   $   (41)
                                                         ========   ========   =======    =======
Weighted-average assumptions as of
  December 31:
    Discount rate                                           7.50%      6.75%     7.50%      6.75%
    Expected return on plan assets                          8.75%      8.00%       N/A        N/A
    Rate of compensation increase                           4.50%      4.50%       N/A        N/A
Components of net periodic benefit cost:
    Service cost                                         $  5,632   $  4,506   $   413    $   239
    Interest cost                                           6,952      6,452       845        673
    Expected return on plan assets                        (12,041)   (10,172)    --         --
    Amortization of transition obligation (asset)          (2,056)    (2,056)       45         45
    Amortization of prior service cost                        580        580     --         --
    Recognized net actuarial (gain) loss                     (554)      (677)      164        (20)
                                                         --------   --------   -------    -------
    Net periodic benefit cost                            $ (1,487)  $ (1,367)  $ 1,467    $   937
                                                         ========   ========   =======    =======
The Company's share of net periodic
    benefit cost                                         $     63   $     65   $     9    $     6
                                                         ========   ========   =======    =======

For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                            1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                 INCREASE             DECREASE
                                                            ------------------   ------------------
                                                                          (IN 000'S)
Effect on total of service and interest cost components           $  288              $  (518)
Effect on postretirement benefit obligation                       $2,754              $(2,279)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. FAIR VALUE OF FINANCIAL STATEMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998:

                                                       1999                           1998
                                           ----------------------------   ----------------------------
                                           CARRYING AMOUNT   FAIR VALUE   CARRYING AMOUNT   FAIR VALUE
                                           ---------------   ----------   ---------------   ----------
                                                                   (IN 000'S)
ASSETS:
Bonds (including short-term)                   $66,173         $64,122        $63,175         $64,185
Mortgages                                        8,660           8,876         17,658          18,157
Policy loans                                       538             538            625             625

LIABILITIES:
Individual annuities                           $26,561         $25,696        $29,724         $29,212

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk, maturity, repayment and liquidity characteristics.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of policy loans approximate carrying amounts.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

11. STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an Interest Maintenance Reserve and amortized into income over the remaining contractual life of the security sold.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

11. STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED):

The table shown below presents changes in the major elements of the AVR and IMR:

                                                                     1999                  1998
                                                              -------------------   -------------------
                                                                AVR        IMR        AVR        IMR
                                                              --------   --------   --------   --------
                                                                             (IN 000'S)
Balance, beginning of year                                     $1,048      $831      $1,346      $886
Net realized capital (losses) gains, net of tax                   152       (21)        (13)      265
Amortization of net investment gains                            --         (256)      --         (320)
Unrealized investment gains                                     --         --           359      --
Required by formula                                                10      --          (644)     --
                                                               ------      ----      ------      ----
Balance, end of year                                           $1,210      $554      $1,048      $831
                                                               ======      ====      ======      ====

12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized below (in 000's).

                                                                1999       1998       1997
                                                              --------   --------   --------
Balance, January 1                                            $11,770    $10,239    $ 6,129
Claims incurred                                                10,700      8,491      9,008
Claims paid                                                    (8,751)    (6,960)    (4,898)
                                                              -------    -------    -------
Balance, December 31                                          $13,719    $11,770    $10,239
                                                              =======    =======    =======


The information presented above includes unpaid benefit claims and claim adjustment expenses for the group life and group long-term disability contracts. As of December 31, 1999 and 1998, the unpaid claims and claim adjustment liability for these contracts is included in aggregate reserves.


13. FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with Sun Life (U.S.) and other affiliates. Federal income taxes are calculated as if the Company filed a return as a separate company. No provision is recognized for timing differences, which may exist between financial statement and taxable income. Such differences include reserves, depreciation and accrual of market discount on bonds. The Company made cash payments to Sun Life (U.S.) of $2,521,000, $2,506,000 and $1,938,000 during 1999, 1998 and 1997, respectively.

14. LEASE COMMITMENTS

Prior to 1999, the Company leased two separate facilities for its annuity operations and group sales offices. Both leases commenced in March 1994. During 1999, the Company terminated its lease at its annuity operations facility as it consolidated the functions performed at this facility with its parent company, Sun Life (U.S.). The group sales office lease expired in July 1999 and was renewed in August 1999 for a five year term. The total lease obligations are $1,098,000 through the end of the lease term. Rent expense under these leases in 1999, 1998 and 1997 amounted to $426,000, $344,000, and $348,000, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

15. TRANSACTIONS WITH AFFILIATES

The Company has agreements with SLOC which provide that SLOC will furnish to the Company, as requested, personnel as well as certain investment, actuarial and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $2,045,000 in 1999, $1,037,000 in 1998 and $1,155,000 in 1997.

Cash dividends may be paid out of that part of the Company's available and accumulated surplus funds, which was derived from realized net operating profits of its business and realized capital gain. A cash dividend otherwise lawful may be paid out of such earned surplus even though total surplus is at the time less than previously contributed or paid-in surplus. No cash dividend shall be paid to stockholder unless a notice of the intention of the Board of Directors to declare such dividend and the amount thereof shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days in advance of such proposed declaration, nor if the Superintendent within thirty days after such filing gives written notice to the Company of his disapproval of such payment. Stock dividends may be paid out of any available surplus funds.


The maximum amount of dividends, which can be paid by the Company without prior approval of the Insurance Commissioner of the State of New York, is subject to restrictions relating to statutory surplus. A dividend in the amount of $3,000,000 was declared and paid during 1998 by the Company to Sun Life (U.S.). In 1999, a dividend in the amount of $6,500,000 was declared, approved by the Board of Directors, and paid by the Company to Sun Life (U.S.).


16. RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999 and 1998.


17. COMMITMENTS AND CONTINGENT LIABILITIES



The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.



Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


17. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED):


The Company incurred guaranty fund assessments of approximately $26,000, $114,000, and $99,000 in 1999, 1998 and 1997, respectively.



18. ACCOUNTING POLICIES AND PRINCIPLES


The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting and GAAP are described as follows. Statutory accounting practices do not recognize the following assets or liabilities, which are reflected under
GAAP: deferred acquisition costs, deferred federal income taxes and statutory non admitted assets. AVR and IMR are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Premiums for investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.


19. CONSOLIDATION OF CERTAIN OPERATIONS AND ACCOUNTING FUNCTIONS


Effective July 1, 1999, the Company consolidated its customer service and accounting functions, formerly performed at its office at 80 Broad Street in New York, New York, with its parent company, Sun Life (U.S.), based in Wellesley Hills, Massachusetts. In 1999 the Company incurred one-time charges approximating $800,000, which consisted primarily of: (1) severance and employee benefit costs for 18 employees; (2) termination fee associated with canceling its lease at its annuity operations facility; and (3) furniture and equipment write-offs.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York ("the Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 18 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of
December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 18.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

                                   APPENDIX A
                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

    The Fixed Account consists of those assets of the Company which are allocated to a non-unitized separate account established in conformance with New York law. Any portion of the net Purchase Payment allocated by the Owner to a Guarantee Period(s) will become part of the Fixed Account. Any obligations of the Fixed Account will be paid first from those assets which are allocated to the Fixed Account and the excess, if any, will be paid from the Company's general account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.

    Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest

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which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus). In no event will the portion of the contract maintenance charge that is deducted from the Fixed Account cause the Contract's fixed accumulation value (adjusted for any cash withdrawals) to increase by less than 4% per year.

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences (see "Federal Tax Status").

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE
(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

                                      35
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LOANS FROM THE FIXED ACCOUNT

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased). The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

    Suppose the net asset value of a Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATIONS

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

    Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57(8,765.4321 x 14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 x 12.3843446).

                                      36
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                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In Contract Years after the 5th the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances: first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

        1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3-7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

           This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

        2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

           As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from Contract Year 1 and $2,000 from Contract Year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to the withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal, minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of cancelled Accumulation Units.

           This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in Contract Year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

        1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to the withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

        2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to the withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

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                           SUN LIFE INSURANCE AND ANNUITY COMPANY
                             OF NEW YORK
                           P.O. Box 9141
                           Boston, Massachusetts 02117


                           GENERAL DISTRIBUTOR
                           Clarendon Insurance Agency, Inc.
                           One Sun Life Executive Park
                           Wellesley Hills, Massachusetts 02481





                           AUDITORS
                           Deloitte & Touche LLP
                           200 Berkeley Street
                           Boston, Massachusetts 02116

                            CO1NY-1 5/2000